Earnings per share	12 Months Ended
Dec. 31, 2021
Earnings per share
Earnings per share

23.Earnings per share

The amount of basic earnings per share is calculated by dividing the net income for the period attributable to shareholders of the Group’s ordinary shares by the weighted average of the ordinary shares outstanding during the period.

The amount of diluted earnings per share is calculated by dividing the net income attributable to shareholders of the Group's common shares (after adjusting it due to changes in the fair value of warrants recognized at FVTPL in accordance with IFRS 9 in 2020) by the weighted average of the common shares outstanding during the period plus the weighted average number of ordinary shares that would have been issued at the time of converting all diluted potential ordinary shares into ordinary shares.

The following events resulted in the issuance of ordinary shares for the 2021 and 2020 periods:

2021

●	For the year 2021, the share-based payment incentive plans with the Executive Chairman of the Board, certain key Directors and executives, issued by the Group (see Note 22) qualified as a potentially dilutive event, resulting in 20,680 potentially dilutive shares, corresponding to the share-based incentive plan for directors and key executives. The Group issued 731,669 treasury shares during the year related to the share-based incentive plan of the Executive Chairman of the Board; such shares were considered from January 1, 2021, within the calculation of diluted earnings per share for the year ended December 31, 2021.

2020

●	The warrants that DD3 had issued and that were automatically converted into warrants to purchase a total of 5,804,125 shares, exercised by its holders through a cash and cashless basis. The cash exercises resulted in the issuance of 462,130 shares and the cashless exercises in the issuance of 1,457,798 shares.
●	The unit purchase option subject to the warrant contract to issue 250,000 Betterware shares and warrants to buy 250,000 additional Betterware shares (see Note 1.e). The purchase option resulted in the issuance of 214,020 Betterware shares, which were excersied on a cashless basis.
●	The effect of warrants and unit purchase options throughout the 2020 and while not exercised in the period qualified as antidilutive events. In accordance with IAS 33, antidilutive potential ordinary shares are disregarded in the calculation of diluted earnings per share.
●	On 2020, the merger transaction was, which closed on March 13, 2020, between Betterware and DD3 and the subscription and payment of Betterware shares on Nasdaq, were considered on the operation, moreover all Betterware shares issued and outstanding immediately prior to the closing date were canceled and new shares were issued.

Additionally, IFRS requires that the calculation of basic and diluted earnings per share ("EPS") for all periods presented be adjusted retrospectively when the number of ordinary shares or potential ordinary shares outstanding increases as a result of a capitalization, bond issue, or share split, or decreases as a result of a reverse share split, EPS calculations for the reporting period and the comparative period should be based on the new number of shares.

As of December 31, 2021, January 3, 2021, and December 31, 2019, Betterware had 37,316,546, 34,451,020 and 30,199,945 outstanding shares, respectively.

The following table shows the income and share data used in the calculation of basic and diluted earnings per share for the periods of 2021, 2020 and 2019:

	2021		2020	2019
Net income (in thousands of pesos)
Attributable to Owners of the Company	Ps.	1,804,590	338,361	472,142

Shares (in thousands of shares)
Weighted average of outstanding shares
Basic		36,974	34,083	30,200
Diluted		37,337	34,383	30,200

Basic and diluted earnings per share:

Basic earnings per share (pesos per share)	Ps.	48.81	9.93	15.63
Diluted earnings per share (pesos per share)		48.33	9.84	15.63